                                                                                                       Exhibit 23.1
                                               Kost Forer & Gabbay, a member of Ernst & Young International

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts", and to use of our report dated February 15,
2000, in the Registration Statement (Form S-1) and the related Propspectus of Dealtime.com Ltd.

Tel Aviv, Israel                                                                        KOST FORER & GABBAY
December 22, 2000                                                       Member of Ernst and Young International